                                                                       Exhibit 1



                            DOMINION RESOURCES, INC.

            7.40 % Series D Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

            7.82 % Series E Remarketable Notes Due September 15, 2014
                     (Remarketing Date: September 15, 2004)

        Floating Rate Series F Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)


                             UNDERWRITING AGREEMENT


                                                              September 6, 2000







Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
         as Representatives for the Underwriters
         listed in Schedule II hereto

Banc of America Securities LLC
100 North Tryon Street - Capital Markets Division
Charlotte, North Carolina  28255
Mail Code:  NC1-007-07-01

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

         The undersigned, Dominion Resources, Inc. (the Company), hereby confirms its agreement with the several Underwriters named in Schedule II hereto (the Agreement) with respect to the sale to the several Underwriters of certain of its 7.40 % Series D Remarketable Notes Due September 16, 2012 (Remarketing
Date: September 16, 2002), 7.82 % Series E Remarketable Notes Due September 15, 2014 (Remarketing Date: September 15, 2004) and Floating Rate Series F

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Remarketable Notes Due September 16, 2012 (Remarketing Date: September 16, 2002)
(collectively, the Remarketable Notes) specified in Schedule I hereto, and the public offering thereof by the several Underwriters, upon the terms specified in
Schedule I hereto.

         1. Underwriters and Representatives. The term "Underwriters" as used herein shall be deemed to mean the several persons, firms or corporations (including the Representatives hereinafter mentioned) named in Schedule II hereto, and the term "Representatives" as used herein shall be deemed to mean the Representatives to whom this Agreement is addressed, who by signing this Agreement represent that they have been authorized by the other Underwriters to execute this Agreement on their behalf and to act for them in the manner herein provided. If there shall be only one person, firm or corporation named in
Schedule II hereto, the term "Underwriters" and the term "Representatives" as used herein shall mean that person, firm or corporation. All obligations of the Underwriters hereunder are several and not joint. Any action under or in respect of this Agreement taken by the Representatives will be binding upon all the Underwriters.

         2. Description of the Remarketable Notes. Schedule I specifies the aggregate principal amount of the Remarketable Notes, the initial public offering price of the Remarketable Notes, the purchase price to be paid by the Underwriters, and any concession from the initial public offering price to be allowed to dealers or brokers, and sets forth the date, time and manner of delivery of the Remarketable Notes and payment therefor. Schedule I also specifies (to the extent not set forth in the Registration Statement and Prospectus referred to below) the terms and provisions for the purchase of such Remarketable Notes. The Remarketable Notes will be issued under the Company's Senior Indenture dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented by a First Supplemental Indenture dated as of June 1, 2000, a Second Supplemental Indenture dated as of July 1, 2000, a Third Supplemental Indenture, dated as of July 1, 2000, a Fourth Supplemental Indenture dated as of September 1, 2000, a Fifth Supplemental Indenture dated as of September 1, 2000, and a Sixth Supplemental Indenture dated as of September 1, 2000 (collectively, the Indenture). In connection with the issuance of the Remarketable Notes, the Company will enter into a remarketing agreement or remarketing agreements (collectively the Remarketing Agreement) with the Remarketing Dealer or Remarketing Dealers named therein.

         3. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Underwriters that:

                  (a) A registration  statement,  No.  333-93187 on Form S-3 for the registration of the Remarketable Notes under the Securities Act of 1933, as amended (the Securities Act), heretofore filed with the Securities and Exchange Commission (the Commission), a copy of which as so filed has been delivered to you, has become effective. The registration statement, including all exhibits thereto, as amended through the date hereof, is hereinafter referred to as the "Registration Statement"; the prospectus relating to the Remarketable Notes included in the Registration Statement, which prospectus is now proposed to be supplemented by a supplement relating to the Remarketable Notes to be filed with the Commission under the Securities

         Act,  as  so   supplemented,   is   hereinafter   referred  to  as  the
         "Prospectus". As used herein, the terms "Registration Statement", "prospectus" and "Prospectus" include all documents (including any Current Report on Form 8-K) incorporated therein by reference, and shall include any documents (including any Current Report on Form 8-K) filed after the date of such Registration Statement, prospectus or Prospectus and incorporated therein by reference from the date of filing of such incorporated documents (collectively, the Incorporated Documents).

                  (b) No order suspending the effectiveness of the Registration Statement or otherwise preventing or suspending the use of the Prospectus has been issued by the Commission and is in effect and no proceedings for that purpose are pending before or, to the knowledge of the Company, threatened by the Commission. The Registration Statement and the Prospectus comply in all material respects with the provisions of the Securities Act, the Securities Exchange Act of 1934, as amended (the Securities Exchange Act), the Trust Indenture Act of 1939, as amended (the Trust Indenture Act), and the rules, regulations and releases of the Commission thereunder (the Rules and Regulations) and, neither the Registration Statement on the date it was declared effective (the Effective Date) nor the Prospectus on the date hereof contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, on the Closing Date (as defined below), the Registration Statement and the Prospectus (including any amendments and supplements thereto) will conform in all respects to the requirements of the Securities Act, the Trust Indenture Act and the Rules and Regulations, and neither of such documents will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the foregoing representations and warranties in this Section 3(b) shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon information furnished herein or in writing to the Company by the Underwriters or on the Underwriters' behalf through the Representatives for use in the Registration Statement or Prospectus or the part of the Registration Statement which constitutes the Trustee's Statement of Eligibility under the Trust Indenture Act; and provided, further, that the foregoing representations and warranties are given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus or in any amendment or supplement thereto.

                  (c) Except as reflected in, or contemplated by, the Registration Statement and Prospectus (exclusive of any amendments or supplements after the date hereof), since the respective most recent dates as of which information is given in the Registration Statement and Prospectus (exclusive of any amendments or supplements after the date hereof), there has not been any material adverse change or event which would result in a material adverse effect on the condition of the Company and its subsidiaries taken as a whole, financial or otherwise (a Material Adverse Effect). The Company and its subsidiaries taken as a whole have no material contingent financial obligation which is not disclosed in the Registration Statement and the Prospectus.

                  (d) Deloitte & Touche LLP who have examined certain of the Company's financial statements filed with the Commission and incorporated by reference in the Registration Statement, are independent public accountants as required by the Securities Act and the rules and regulations of the Commission thereunder.

                 (e) Virginia Electric and Power Company, Consolidated Natural Gas Company, Dominion Transmission, Inc. and Dominion Capital, Inc. are the only Significant Subsidiaries of the Company as such term is defined in Rule 1-02 of Regulation S-X (when such Rule is applied to the proforma fiscal year ended December 31, 1999). All of the issued and outstanding capital stock of each Significant Subsidiary has been duly authorized and validly issued, is fully paid and nonassessable, and, with the exception of the outstanding preferred stock of Virginia Electric and Power Company which is owned by third parties, the capital stock of each Significant Subsidiary is owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, claim, encumbrance or equitable right.

                  (f) The execution, delivery and performance of this Agreement, the Indenture, the Remarketing Agreement and the Remarketable Notes and the consummation of the transactions contemplated in this Agreement, the Remarketing Agreement and in the Registration Statement (including the issuance and sale of the Remarketable Notes and the use of the proceeds from the sale of the Remarketable Notes as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Company with its obligations under this Agreement, the Remarketing Agreement, the Indenture and the Remarketable Notes do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any subsidiary pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, to which the Company or any subsidiary is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any subsidiary is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or bylaws of the Company or any subsidiary, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to the Company, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Company or any subsidiary or any of their respective properties, assets or operations, and the Company has full power and authority to authorize, issue and sell the Remarketable Notes as contemplated by this Agreement.

         4. Public Offering. On the basis of the representations and warranties herein contained, but subject to the terms and conditions in this Agreement set forth, the Company agrees to sell to each of the Underwriters, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the price, place and time hereinafter specified, the principal amount of the Remarketable Notes set forth opposite the name of such Underwriter in Schedule II hereto. The Underwriters agree to make a public offering of their respective Remarketable Notes specified in Schedule II hereto at the initial public offering price specified in Schedule I hereto. It is understood that after such initial offering the several Underwriters reserve the right to vary the offering price and further reserve the right to withdraw, cancel or modify such offering without notice.


         5. Time and Place of Closing. Delivery of the Remarketable Notes to, and payment therefor by, the Representatives for the accounts of the several Underwriters shall be made at the time, place and date specified in Schedule I or such other time, place and date as the Representatives and the Company may agree upon in writing, and subject to the provisions of Section 10 hereof. The hour and date of such delivery and payment are herein called the "Closing Date". Unless otherwise specified in Schedule I hereto, payment for the Remarketable Notes shall be made by wire transfer of immediately available funds to the Company's account on the Closing Date against delivery of the Remarketable Notes, in fully registered form, registered in the name of Cede & Co., as nominee for The Depository Trust Company. The certificate(s) for the Remarketable Notes will be made available at the location specified on Schedule I for examination by the Representatives not later than 12:00 noon, New York time, on the last business day prior to the Closing Date.

         6. Covenants of the Company. The Company agrees that:

                  (a) If the  Representatives  so request,  the  Company,  at or prior to the Closing Date, will deliver to the Representatives conformed copies of the Registration Statement as originally filed, including all exhibits, any related preliminary prospectus supplement, the Prospectus and all amendments and supplements to each such document, in each case as soon as available and in such quantities as are reasonably requested by the Representatives. The Representatives will be deemed to have made such a request for copies for each of the several Underwriters and Mays & Valentine, L.L.P., counsel to the Underwriters, with respect to any such documents that are not electronically available through the Commission's EDGAR filing system.

                  (b) The Company will pay all expenses in connection with (i) the preparation and filing by it of the Registration Statement and Prospectus and the printing of this Agreement, (ii) the preparation, issuance and delivery of the Remarketable Notes, (iii) any fees and expenses of the Trustee, (iv) any fees of the ratings agencies and (v) the printing and delivery to the Underwriters in reasonable quantities of copies of the Registration Statement and the Prospectus (each as originally filed and as subsequently amended). The Company also will pay all taxes, if any, on the issuance of the Remarketable Notes. In addition, the Company will pay the reasonable out of pocket fees and disbursements of Underwriters' outside counsel, Mays & Valentine, L.L.P., in connection with the qualification of the Remarketable Notes under state securities or blue sky laws or investment laws (if and to the extent such qualification is required by the Underwriters or the Company).

                  (c) If, during the time when a prospectus relating to the Remarketable Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Company promptly will (i) notify the Representatives to suspend solicitation of purchases of the Remarketable Notes and (ii) at its expense, prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. During the period specified above, the Company will continue to prepare and file with the Commission on a timely basis all documents or amendments required under the Securities Exchange Act and the applicable rules and regulations of the Commission thereunder; provided, that the Company shall not file such documents or amendments without also furnishing copies thereof to the Representatives and Mays & Valentine, L.L.P. Any such documents or amendments which are electronically available through the Commission's EDGAR filing system shall be deemed to have been furnished by the Company to the Representatives and Mays & Valentine, L.L.P.

                  (d) The Company will advise the Representatives promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and will afford the Representatives a reasonable opportunity to comment on any such proposed amendment or supplement; and the Company will also advise the Representatives promptly of the filing of any such amendment or supplement and of the institution by the Commission of any stop order proceedings in respect of the Registration Statement or of any part thereof and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

                  (e) The Company will make generally available to its security holders, as soon as it is practicable to do so, an earnings statement of the Company (which need not be audited) in reasonable detail, covering a period of at least 12 months beginning within three months after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Securities Act.

                  (f) The Company will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the Remarketable Notes for offer and sale under the securities or blue sky laws of such states as the Representatives may designate; provided, however, that the Company shall not be required in any state to qualify as a foreign corporation, or to file a general consent to service of process, or to submit to any requirements which it deems unduly burdensome.

                  (g)  Fees and  disbursements of Mays & Valentine,  L.L.P. who
         are acting as counsel  for  the   Underwriters  and special tax counsel
         for the Underwriters, and fees and disbursements of Skadden, Arps, Slate, Meagher & Flom LLP, who are acting as special counsel for the Underwriters (exclusive of fees and disbursements of such counsel which are to be paid as set forth in Section 6(b)), shall be paid by the Underwriters; provided, however, that if this Agreement is terminated in accordance with the provisions of Sections 7 or 8 hereof, the Company shall reimburse the Representatives for the
         account  of  the   Underwriters  for  the  amount  of  such  fees  and
         disbursements.

                  (h) During the period beginning on the date of this Agreement and continuing to and including the Closing Date, the Company will not, without the prior written consent of the Representa-tives, directly or indirectly, sell or offer to sell or otherwise dispose of any Remarketable Notes or any security convertible into or exchangeable for the Remarketable Notes or any debt securities substan-tially similar to the Remarketable Notes (except for the Remarketable Notes issued pursuant to this Agreement).

         7. Conditions of Underwriters' Obligations; Termination by the Underwriters.

                  (a) The obligations of the Underwriters to purchase and pay for the Remarketable Notes shall be subject to the following conditions:

                           (i) No stop order suspending the effectiveness of the
                  Registration Statement shall be in effect on the Closing Date and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission on such date. The Representatives shall have received, prior to payment for the Remarketable Notes, a certificate dated the Closing Date and signed by the President or any Vice President of the Company to the effect that no such stop order is in effect and that no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

                           (ii) At the  Closing  Date an order or  orders of the
                  Commission pursuant to the Holding Company Act permitting the issuance and sale of the Remarketable Notes shall be in full force and effect and all provisions of such order or orders heretofore entered are deemed acceptable to the Representatives and the Company, and all provisions of such order or orders hereafter entered shall be deemed acceptable to the Representatives and the Company unless within 24 hours after receiving a copy of any such order either shall give notice to the other to the effect that such order contains an unacceptable provision.

                           (iii) At the Closing Date the  Representatives  shall
                  receive, on behalf of the several Underwriters, the opinions of McGuireWoods LLP, counsel to the Company and special tax counsel to the Company, Mays & Valentine, L.L.P., counsel to the Underwriters and special tax counsel to the Underwriters, and the Company's General Counsel, substantially in the forms attached hereto as Schedules III, IV, V, VI and VII, as applicable.

                           (iv) The  Representatives  shall have  received  from
                  Deloitte & Touche LLP, on the date of this Agreement and on the Closing Date, with respect to the Company, and from PricewaterhouseCoopers LLP, on the date of this Agreement, with respect to Consolidated Natural Gas Company for periods ending not later than December 31, 1999, a letter addressed to the Representatives, dated the date of this Agreement and the Closing Date with respect to Deloitte & Touche LLP, and dated the date of this Agreement with respect to PricewaterhouseCoopers LLP, containing statements and information of the type ordinarily included in accountants' SAS 72 "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Prospectus, including the proforma financial information.

                           (v) Subsequent to the execution of this Agreement and
                  prior to the Closing Date, (A) except as reflected in, or contemplated by, the Registration Statement and the Prospectus (exclusive of amendments or supplements after the date hereof), there shall not have occurred (1) any change in the Remarketable Notes of the Company (other than a decrease in the aggregate principal amount thereof outstanding), (2) any material adverse change in the general affairs, financial condition or earnings of the Company and its subsidiaries taken as a whole or (3) any material transaction entered into by the Company or a Significant Subsidiary other than a transaction in the ordinary course of business, the effect of which in each such case in the reasonable judgment of the Representatives is so material and so adverse that it makes it impracticable to proceed with the public offering or delivery of the Remarketable Notes on the terms and in the manner contemplated in the Prospectus and this Agreement, or (B) there shall not have occurred (1) a downgrading in the rating accorded the Company's Remarketable Notes, or securities that are pari passu to the Company's senior unsecured Remarketable Notes, by any "nationally recognized statistical rating organization" (as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act) and no such organization shall have given any notice of any intended or potential downgrading or of any review for a possible change with possible negative implications in its ratings of such securities, (2) any general suspension of trading in securities on the New York Stock Exchange or any limitation on prices for such trading or any restrictions on the distribution of securities established by the New York Stock Exchange or by the Commission or by any federal or state agency or by the decision of any court, (3) a suspension of trading of any securities of the Company on the New York Stock Exchange, (4) a banking moratorium declared either by federal or New York State authorities or (5) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by the United States Congress or any other substantial national or international calamity or crisis resulting in the declaration of a national emergency, or if there has occurred any material adverse change in the financial markets, the effect of which outbreak, escalation, declaration, calamity, crisis or material adverse change, in the reasonable judgment of the Representatives, makes it impracticable to proceed with the public offering or delivery of the Remarketable Notes on the terms and in the manner contemplated in the Prospectus and in this Agreement.

                           (vi) On the Closing  Date,  the  representations  and
                  warranties of the Company in this Agreement shall be true and correct as if made on and as of such date, and the Company shall have performed all obligations and satisfied all conditions required of it under this Agreement; and, at the Closing Date, the Representatives shall have received a certificate to such effect signed by the President or any Vice President of the Company.

                           (vii) All legal proceedings to be taken in connection
                  with the issuance and sale of the Remarketable Notes shall have been satisfactory in form and substance to Mays & Valentine, L.L.P.

                  (b) In case any of the conditions specified above in Section 7(a) shall not have been fulfilled, this Agreement may be terminated by the Representatives upon mailing or delivering written notice thereof to the Company; provided, however, that in case the conditions specified in subsections 7(a)(v) and (vi) shall not have been fulfilled, this Agreement may not be so terminated by the Representatives unless Underwriters who have agreed to purchase in the aggregate 50% or more of the aggregate principal amount of the Remarketable Notes shall have consented to such termination and the aforesaid notice shall so state. Any such termination shall be without liability of any party to any other party except as otherwise provided in Section 9 and Sections 6(b), 6(g) and 7(c) hereof.

                  (c) If this Agreement shall be terminated by the Representatives pursuant to Section 7(b) above or because of any failure or refusal on the part of the Company to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company shall be unable to perform its obligations under this Agreement, then in any such case, the Company will reimburse the Underwriters, severally, for all out-of-pocket expenses (in addition to the fees and disbursements of their outside counsel as provided in
         Section 6(g)) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder and, upon such reimbursement, the Company shall be absolved from any further liability hereunder, except as provided in Section 6(b) and Section 9.

         8. Conditions of the Obligation of the Company. The obligation of the Company to deliver the Remarketable Notes shall be subject to the conditions set forth in the first sentence of Section 7(a)(i) and in Section 7(a)(ii). In case said conditions shall not have been fulfilled, this Agreement may be terminated by the Company by mailing or delivering written notice thereof to the Representatives. Any such termination shall be without liability of any party to any other party except as otherwise provided in Sections 6(b), 6(g), 9 and 10 hereof.

         9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act, or any other statute or common law and to reimburse each such Underwriter and controlling person for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by them in connection with investigating or defending any such losses, claims, damages, or liabilities, or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any Preliminary Prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the foregoing agreement, insofar as it relates to any Preliminary Prospectus, shall not inure to the benefit of any Underwriter (or to the benefit of any person who controls such Underwriter) on account of any losses, claims, damages or liabilities arising out of the sale of any of the Remarketable Notes by such Underwriter to any person if it shall be established that a copy of the Prospectus, excluding any documents incorporated by reference (as supplemented or amended, if the Company shall have made any supplements or amendments which have been furnished to the Representatives), shall not have been sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale to such person in any case where such delivery is required by the Securities Act and the Company satisfied its obligations pursuant to Section 6(a) hereof, if the misstatement or omission leading to such loss, claim, damage or liability was corrected in the Prospectus (excluding any documents incorporated by reference) as amended or supplemented, and such correction would have cured the defect giving rise to such loss, claim, damage, or liability; and provided further, however, that the indemnity agreement contained in this Section 9(a) shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of or based upon any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon information furnished herein or otherwise in writing to the Company by or on behalf of any Underwriter for use in the Registration Statement or any amendment thereto, in the Prospectus or any supplement thereto, or in any Preliminary Prospectus. The indemnity agreement of the Company contained in this Section 9(a) and the representations and warranties of the Company contained in Section 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or any such controlling person, and shall survive the delivery of the Remarketable Notes.

         (b) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its officers and directors, and each person who controls any of the foregoing within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act, against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Securities Exchange Act, or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable outside counsel fees) incurred by them in connection with investigating or defending any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, or in either such document as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or any Preliminary Prospectus (if and when used prior to the effective date of the Registration Statement), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished herein or in writing to the Company by or on behalf of such Underwriter for use in the Registration Statement or the Prospectus or any amendment or supplement to either thereof, or any Preliminary Prospectus. The indemnity agreement of the respective Underwriters contained in this Section 9(b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company or any such controlling person, and shall survive the delivery of the Remarketable Notes.

         (c) The Company and each of the Underwriters agrees that, upon the receipt of notice of the commencement of any action against the Company or any of its officers or directors, or any person controlling the Company, or against such Underwriter or controlling person as aforesaid, in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice of the commencement thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability which it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional outside counsel retained by them; provided that, if the defendants (including impleaded parties) in any such action include both the indemnified party and the indemnifying party (or parties) and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party (or parties), the indemnified party shall have the right to select separate counsel to assert such legal defenses and to participate otherwise in the defense of such action on behalf of such indemnified party. The indemnifying party shall bear the reasonable fees and expenses of outside counsel retained by the indemnified party if (i) the indemnified party shall have retained such counsel in connection with the assertion of legal defenses in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to one local counsel), representing the indemnified parties under Section 9(a) or 9(b), as the case may be, who are parties to such action), (ii) the indemnifying party shall have elected not to assume the defense of such action, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the commencement of the action, or (iv) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party. Notwithstanding the foregoing sentence, an indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent (such consent not to be unreasonably withheld), but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which indemnification may be sought hereunder (whether or not the indemnified party is an actual or potential party to such a proceeding), unless such settlement (i) includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding and
(ii) does not include a statement as to or an admission of fault, culpability or failure to act by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 9(a) or 9(b) is unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company, on the one hand, and of the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations, including relative benefit. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading relates to information supplied by the Company on the one hand or by you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this Section 9(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 9(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations under this Section 9(d) to contribute are several in proportion to their respective underwriting obligations and not joint. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         10. Termination. If any one or more of the Underwriters shall fail or refuse to purchase the Remarketable Notes which it or they have agreed to purchase hereunder, and the aggregate principal amount of the Remarketable Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate principal amount of the Remarketable Notes, then the other Underwriters shall be obligated severally in the proportions which the principal amount of the Remarketable Notes set forth opposite their respective names in Schedule II bears to the aggregate underwriting obligations of all non-defaulting Underwriters, or in such other proportions as the Underwriters may specify, to purchase the Remarketable Notes which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall so fail or refuse to purchase Remarketable Notes and the aggregate principal amount of the Remarketable Notes with respect to which such default occurs is more than one-tenth of the aggregate principal amount of the Remarketable Notes and arrangements satisfactory to the Underwriters and the Company for the purchase of such Remarketable Notes are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter (except as provided in Section 6(g) and Section 9) or of the Company (except as provided in Section 6(b) and Section 9). In any such case not involving a termination, either the Representatives or the Company shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and in the Prospectus or in any other documents or arrangements may be effected. Any action taken under this Section 10 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person of any Underwriter, or by or on behalf of the Company, and shall survive delivery of the Remarketable Notes.

         12. Miscellaneous. The validity and interpretation of this Agreement shall be governed by the laws of the State of New York. This Agreement shall inure to the benefit of the Company, the Underwriters and, with respect to the provisions of Section 9 hereof, each controlling person and each officer and director of the Company referred to in Section 9, and their respective successors, assigns, executors and administrators. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. The term "successors" as used in this Agreement shall not include any purchaser, as such, of any of the Remarketable Notes from any of the several Underwriters.

     13. Notices. All communications hereunder shall be in writing and if to the Underwriters shall be mailed, telecopied or delivered to the Representatives at the address set forth on Schedule I hereto, or if to the Company shall be mailed, telecopied or delivered to it, attention of Treasurer, Dominion Resources, Inc., 120 Tredegar Street, Richmond, Virginia 23219 (telecopier number: (804) 819-2211).

         Please sign and return to us a counterpart of this letter, whereupon this letter will become a binding agreement between the Company and the several Underwriters in accordance with its terms.

                                      DOMINION RESOURCES, INC.



                                      By: /s/ Thomas N. Chewning
                                         ---------------------------------
                                      Name:  Thomas N. Chewning
                                      Title: Executive Vice President
                                             and Chief Financial Officer

The foregoing agreement is hereby confirmed and accepted, as of the date first above written.

BANC OF AMERICA SECURITIES LLC
MORGAN STANLEY & CO. INCORPORATED
         acting individually and as Representatives of the Underwriters named in Schedule II hereto



By:  BANC OF AMERICA SECURITIES LLC


/s/ Lily Chang
--------------------------------
Authorized Signatory
Name:  Lily Chang
Title: Principal



By:  MORGAN STANLEY & CO. INCORPORATED


/s/ Bradford Hart
--------------------------------
Authorized Signatory
Name:  Bradford Hart
Title: Principal

                                   SCHEDULE I

Titles of Securities:
             7.40 % Series D Remarketable Notes Due September 16, 2012
             7.82 % Series E Remarketable Notes Due September 15, 2014 Floating Rate Series F Remarketable Notes Due September 16, 2012

Principal Amount:
             $200,000,000: Series D Remarketable Notes
             $250,000,000: Series E Remarketable Notes
             $250,000,000: Series F Remarketable Notes


Initial Price to Public:

             99.901 % of the principal amount of the Series D Remarketable Notes plus accrued interest, if any, from the date of issuance

             99.968 % of the principal amount of the Series E Remarketable Notes plus accrued interest, if any, from the date of issuance

             100.00 % of the principal amount of the Series F Remarketable Notes plus accrued interest, if any, from the date of issuance

Initial Purchase Price to be paid by Underwriters:

             99.651 % of the principal amount of the Series D Remarketable Notes

             99.468 % of the principal amount of the Series E Remarketable Notes

             99.750 % of the principal amount of the Series F Remarketable Notes

Time of Delivery: September 11, 2000, 10:00 A.M.

Closing Location: One James Center
                  901 East Cary Street
                  Richmond, VA  23219

The Remarketable  Notes will be available for inspection by the  Representatives at:
                  One James Center
                  901 East Cary Street
                  Richmond, VA  23219

Address for Notices to the Underwriters:

                  Banc of America Securities LLC
                  100 North Tryon Street - Capital Markets Division Charlotte, North Carolina 28255
                  Mail Code:  NC1-007-07-01
                  telecopier number:  (704) 388-9939

                  Morgan Stanley & Co. Incorporated
                  1585 Broadway
                  New York, New York  10036
                  telecopier number: (212)761-4000



         with a copy of any notice pursuant to Section 9(c) also sent to:

                  Mays & Valentine, L.L.P.
                  1111 East Main Street
                  Richmond, Virginia  23219
                  telecopier number:  (804) 697-1339

                                   SCHEDULE II



                                                 Principal Amount
                                                 of the Series D Remarketable
Underwriter                                      Notes to be Purchased
-----------                                      ----------------------------
Banc of America Securities LLC                     $ 70,000,000
Morgan Stanley & Co. Incorporated                    70,000,000
Credit Suisse First Boston Corporation               30,000,000
Lehman Brothers Inc.                                 30,000,000
                                                    -----------

                                          Total:   $200,000,000



                                                 Principal Amount
                                                 of the Series E Remarketable
Underwriter                                      Notes to be Purchased
-----------                                      ----------------------------
Banc of America Securities LLC                     $ 87,500,000
Morgan Stanley & Co. Incorporated                    87,500,000
Credit Suisse First Boston Corporation               37,500,000
Lehman Brothers Inc.                                 37,500,000
                                                    -----------

                                          Total:   $250,000,000


                                                 Principal Amount
                                                 of the Series F Remarketable
Underwriter                                      Notes to be Purchased
-----------                                      ----------------------------
Banc of America Securities LLC                     $ 87,500,000
Morgan Stanley & Co. Incorporated                    87,500,000
Credit Suisse First Boston Corporation               37,500,000
Lehman Brothers Inc.                                 37,500,000
                                                    -----------

                                          Total:   $250,000,000

                                  SCHEDULE III

                            PROPOSED FORM OF OPINION

                                       OF

                            MAYS & VALENTINE, L.L.P.
                             Bank of America Center
                              1111 East Main Street
                            Richmond, Virginia 23219



                          Re: DOMINION RESOURCES, INC.

            7.40 % Series D Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

            7.82 % Series E Remarketable Notes Due September 15, 2014
                     (Remarketing Date: September 15, 2004)

        Floating Rate Series F Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

                               September __, 2000



Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
         as Representatives for the Underwriters
         listed on Schedule II to the Underwriting Agreement

Banc of America Securities LLC
100 North Tryon Street - Capital Markets Division
Charlotte, North Carolina  28255
Mail Code:  NC1-007-07-01

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

                  We  have  acted  as  counsel  for  you  in   connection   with
arrangements for the issuance by Dominion Resources, Inc. (the Company) of up to U.S. $200,000,000 aggregate principal amount of its 7.40 % Series D

                                     III-1

Remarketable Notes Due September 16, 2012, up to U.S. $ 250,000,000 aggregate principal amount of its 7.82 % Series E Remarketable Notes Due September 15, 2014, and up to U.S. $250,000,000 aggregate principal amount of its Floating Rate Series F Remarketable Notes Due September 16, 2012 (collectively, the Remarketable Notes) and under and pursuant to a Senior Indenture dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented by a First Supplemental Indenture dated as of June 1, 2000, a Second Supplemental Indenture dated as of July 1, 2000, a Third Supplemental Indenture, dated as of July 1, 2000, a Fourth Supplemental Indenture dated as of September 1, 2000, a Fifth Supplemental Indenture dated as of September 1, 2000, and a Sixth Supplemental Indenture dated as of September 1, 2000 (collectively, the Indenture)., and the offering of the Remarketable Notes by you pursuant to an Underwriting Agreement dated September 6, 2000, by and between you and the Company (the Underwriting Agreement). All terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  We have examined originals, or copies certified to our satisfaction of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

                  In addition, we attended the closing held today at the offices of McGuireWoods LLP, One James Center, Richmond, Virginia, at which the Company satisfied the conditions contained in Section 7 of the Underwriting Agreement that are required to be satisfied as of the Closing Date.

                  Based upon the foregoing, and having regard to legal considerations that we deem relevant, we are of the opinion that:

                  1. The Company is a corporation duly incorporated and existing as a corporation in good standing under the laws of Virginia, and has the corporate power to transact its business as described in the Prospectus.

                  2. The Underwriting Agreement has been duly authorized by all necessary corporate action and has been duly executed and delivered by the Company.

                  3. The Remarketing Agreement has been duly authorized, executed, and delivered by the Company.

                  4. The Indenture has been duly authorized, executed, and delivered by, and constitutes a valid and binding obligation of, the Company and has been duly qualified under the Trust Indenture Act, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                                     III-2

                  5. The Remarketable Notes have been duly authorized by the Company and, when duly executed by the Company and completed and authenticated by the Trustee in accordance with, and in the form contemplated by, the Indenture and issued, delivered and paid for as provided in the Underwriting Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  6. The Registration Statement (Reg. No. 333-93187) with respect to the Remarketable Notes filed pursuant to the Securities Act, has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of Remarketable Notes in the manner therein specified.

                  7. The Registration Statement and the Prospectus (except the financial statements incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.

                  8. As to the statements relating to the Remarketable Notes under DESCRIPTION OF DEBT SECURITIES in the prospectus initially filed as part of the Registration Statement, as supplemented by the statements under the DESCRIPTION OF THE REMARKETABLE NOTES in the Prospectus Supplement dated September 6, 2000 (the Prospectus Supplement), we are of the opinion that the statements are accurate and do not omit any material fact required to be stated therein or necessary to make such statements not misleading. As to the statistical statements in the Registration Statement (which includes the Incorporated Documents), we have relied solely on the officers of the Company. As to the other matters, we have not undertaken to determine independently the accuracy or completeness of the statements contained or incorporated by reference in the Registration Statement or in the Prospectus. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement except as stated above in regard to the above captions. We note that we were not involved in the preparation of the Registration Statement or the prospectus initially filed as part thereof, and that the Incorporated Documents were prepared and filed by the Company without our participation. We have, however, participated in conferences with counsel for and representatives of the Company in connection with the preparation of the Prospectus Supplement, and we have reviewed the Incorporated Documents and such of the corporate records of the Company as we deemed advisable. None of the foregoing disclosed to us any information that gives us reason to believe that the Registration Statement (except the financial statements incorporated by reference therein, as to which we express no opinion) contained on the date the Registration Statement became effective, or the Prospectus contained on the date

                                     III-3
it was issued, or that the Registration Statement or the Prospectus now contains, any untrue statement of a material fact or omitted on said date or now omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The foregoing opinion is given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

                  9. An appropriate order of the Securities and Exchange Commission (the Commission) with respect to the sale of the Remarketable Notes under the Public Utility Holding Company Act of 1935, as amended, has been issued, and such order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Remarketable Notes as contemplated by the Underwriting Agreement. No approval or consent by any public regulatory body, other than such order and notification of effectiveness by the Commission, is legally required in connection with the sale of the Remarketable Notes as contemplated by the Underwriting Agreement (except to the extent that compliance with the provisions of securities or blue sky laws of certain states may be required in connection with the sale of the Remarketable Notes in such states) and the carrying out of the provisions of the Underwriting Agreement.

                  We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of New York and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.

                                                     Very truly yours,

                                                     MAYS & VALENTINE, L.L.P.



                                     III-4

                                   SCHEDULE IV

                            PROPOSED FORM OF OPINION

                                       OF

                                MCGUIREWOODS LLP
                                One James Center
                              901 East Cary Street
                            Richmond, Virginia 23219


                          Re: DOMINION RESOURCES, INC.

            7.40 % Series D Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

            7.82 % Series E Remarketable Notes Due September 15, 2014
                     (Remarketing Date: September 15, 2004)

        Floating Rate Series F Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)


                               September __, 2000



Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
         as Representatives for the Underwriters
         listed on Schedule II to the Underwriting Agreement

Banc of America Securities LLC
100 North Tryon Street - Capital Markets Division
Charlotte, North Carolina  28255
Mail Code:  NC1-007-07-01

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

                  The arrangements for issuance of up to U.S. $200,000,000 aggregate principal amount of its 7.40 % Series D Remarketable Notes Due

September 16, 2012, up to U.S. $ 250,000,000 aggregate principal amount of its
7.82 % Series E Remarketable Notes Due September 15, 2014, and up to U.S. $250,000,000 aggregate principal amount of its Floating Rate Series F Remarketable Notes Due September 16, 2012 (collectively, the Remarketable Notes), of Dominion Resources, Inc. (the Company) under a Senior Indenture dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented by a First Supplemental Indenture dated as of June 1, 2000, a Second Supplemental Indenture dated as of July 1, 2000, a Third Supplemental Indenture, dated as of July 1, 2000, a Fourth Supplemental Indenture dated as of September 1, 2000, a Fifth Supplemental Indenture dated as of September 1, 2000, and a Sixth Supplemental Indenture dated as of September 1, 2000 (collectively, the Indenture), and pursuant to an Underwriting Agreement dated September 6, 2000, by and between the Company and the Underwriters listed on Schedule II as attached thereto (the Underwriting Agreement), have been taken under our supervision as counsel for the Company. Terms not otherwise defined herein have the meanings set forth in the Underwriting Agreement.

                  We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements, and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

                  On this basis we are of the opinion that:

                  1. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than those required under the Public Utility Holding Company Act of 1935, the Securities Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states) is necessary or required in connection with the due authorization, execution and delivery of the Underwriting Agreement or the due execution, delivery or performance of the Indenture by the Company or for the offering, issuance, sale or delivery of the Remarketable Notes. An appropriate order of the Securities and Exchange Commission (the Commission) with respect to the sale of the Remarketable Notes under the Public Utility Holding Company Act of 1935, as amended, has been issued, and such order remains in effect at this date and constitutes valid and sufficient authorization for the sale of the Remarketable Notes as contemplated by the Underwriting Agreement.

                  2. The Remarketing Agreement has been duly authorized, executed, and delivered by the Company.

                  3. The Indenture has been duly authorized, executed, and delivered by, and constitutes a valid and binding obligation of, the Company and has been duly qualified under the Trust Indenture Act, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  4. The Remarketable Notes have been duly authorized by the Company and, when duly executed by the Company and completed and authenticated by the Trustee in accordance with, and in the form contemplated by, the Indenture and issued, delivered and paid for in accordance with the Underwriting Agreement, will have been duly issued under the Indenture and will constitute valid and binding obligations of the Company entitled to the benefits provided by the Indenture, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally or by general equitable principles (regardless of whether enforcement is considered in a proceeding in equity or at law).

                  5. The Registration Statement (Reg. No. 333-93187) with respect to the Remarketable Notes filed pursuant to the Securities Act, has become effective and remains in effect at this date, and the Prospectus may lawfully be used for the purposes specified in the Securities Act in connection with the offer for sale and the sale of the Remarketable Notes in the manner therein specified.
                  6. The Registration Statement and the Prospectus (except the financial statements incorporated by reference therein, as to which we express no opinion) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act, and to the applicable rules and regulations of the Commission thereunder.

                  7. We are of the opinion that the statements relating to the Remarketable Notes contained in the prospectus initially filed as part of the Registration Statement under DESCRIPTION OF DEBT SECURITIES, as supplemented by the statements under DESCRIPTION OF THE REMARKETABLE NOTES in the Prospectus Supplement dated September 6, 2000, are substantially accurate and fair. As to the statistical statements in the Registration Statement (which includes the Incorporated Documents), we have relied solely on the officers of the Company. As to other matters of fact, we have consulted with officers and other employees of the Company to inform them of the disclosure requirements of the Securities Act. We have examined various reports, records, contracts and other documents of the Company and orders and instruments of public officials, which our investigation led us to deem pertinent. In addition, we attended the due diligence meetings with representatives of the Company and the closing at which the Company satisfied the conditions contained in Section 7 of the Underwriting Agreement. We have not, however, undertaken to make any independent review of the other records of the Company which our investigation did not lead us to deem pertinent. We accordingly assume no responsibility for the accuracy or completeness of the statements made in the Registration Statement except as stated above in regard to the aforesaid captions. But such consultation, examination and attendance disclosed to us no information with respect to such other matters that gives us reason to believe that the Registration Statement contained on the date the Registration Statement became effective, or the Prospectus contained on the date it was issued, or that the Registration Statement or the Prospectus contains now, any untrue statement of a material fact or omitted on said date or omits now to state a material fact required to be stated therein or necessary to make the statements therein not misleading. We are of the opinion that the Registration Statement (excepting the financial statements incorporated therein by reference, as to which we express no opinion) complies as to form in all material respects with all legal requirements. The foregoing opinion is given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus.

                  We do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia, the State of New York and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent.



                                                     Yours very truly,

                                                     MCGUIREWOODS LLP

                                   SCHEDULE V


                            PROPOSED FORM OF OPINION

                                       OF

                               GENERAL COUNSEL OF
                            DOMINION RESOURCES, INC.

                               120 Tredegar Street
                               Richmond, VA 23219


                          Re: DOMINION RESOURCES, INC.

            7.40 % Series D Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

            7.82 % Series E Remarketable Notes Due September 15, 2014
                     (Remarketing Date: September 15, 2004)

        Floating Rate Series F Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)



                               September __, 2000


Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
         as Representatives for the Underwriters
         listed on Schedule II to the Underwriting Agreement

Banc of America Securities LLC
100 North Tryon Street - Capital Markets Division
Charlotte, North Carolina  28255
Mail Code:  NC1-007-07-01

c/o Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

                  The arrangements for the issuance of up to U.S. $200,000,000 aggregate principal amount of its 7.40 % Series D Remarketable Notes Due September 16, 2012, up to U.S. $250,000,000 aggregate principal amount of its 7.82 % Series E Remarketable Notes Due September 15, 2014, and up to U.S. $250,000,000 aggregate principal amount of its Floating Rate Series F Remarketable Notes Due September 16, 2012 (collectively, the Remarketable Notes), of Dominion Resources, Inc. (the Company) under a Senior Indenture dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented by a First Supplemental Indenture dated as of June 1, 2000, a Second Supplemental Indenture dated as of July 1, 2000, a Third Supplemental Indenture, dated as of July 1, 2000, a Fourth Supplemental Indenture dated as of September 1, 2000, a Fifth Supplemental Indenture dated as of September 1, 2000, and a Sixth Supplemental Indenture dated as of September 1, 2000 (collectively, the Indenture), and pursuant to an Underwriting Agreement dated September 6, 2000, by and between the Company and the Underwriters listed on Schedule II as attached thereto (the Underwriting Agreement), have been taken under my supervision as Vice President and General Counsel of the Company. Terms not otherwise defined herein have the meanings set forth in the Underwriting Agreement.

                  As Vice President and General Counsel of the Company, I have general responsibility over the attorneys within the Company's Legal Department responsible for rendering legal counsel to the Company regarding corporate, financial, securities, and other matters. I am generally familiar with the organization, business and affairs of the Company. I am also familiar with the proceedings taken and proposed to be taken by the Company in connection with the offering and sale of the Remarketable Notes, and I have examined such corporate records, certificates and other documents and such questions of the law as I have considered necessary or appropriate for the purposes of this opinion. In addition, I have responsibility for supervising lawyers who may have been asked by me or others to review legal matters arising in connection with the offering and sale of the Remarketable Notes. Accordingly, some of the matters referred to herein have not been handled personally by me, but I have been made familiar with the facts and circumstances and the applicable law, and the opinions herein expressed are my own or are opinions of others in which I concur.

                  On this basis I am of the opinion that:

                  1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Virginia, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Underwriting Agreement; and the Company is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

                  2. Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the respective laws of the jurisdiction of its incorporation, has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or to be in good standing would not result in a Material Adverse Effect.

                  3. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

                  4. There are no actions, suits or proceedings pending or, to the best of my knowledge, threatened, to which the Company or one of its subsidiaries is a party or to which any of the Company's or any of its subsidiaries' properties is subject other than any proceedings described in the Prospectus and proceedings which I believe are not likely to have a material adverse effect on the power or ability of the Company to perform its obligations under the Underwriting Agreement or to consummate the transactions contemplated thereby or by the Prospectus.

                  I am a member of the Bar of the Commonwealth of Virginia and I do not purport to express an opinion on any laws other than those of the Commonwealth of Virginia and the United States of America. This opinion may not be relied upon by, nor may copies be delivered to, any person without our prior written consent. I do not undertake to advise you of any changes in the opinions expressed herein resulting from matters that may hereinafter arise or that may hereinafter be brought to my attention.

                                                     Yours very truly,

                                   SCHEDULE VI

                          PROPOSED FORM OF TAX OPINION

                                       OF

                            MAYS & VALENTINE, L.L.P.
                             Bank of America Center
                              1111 East Main Street
                            Richmond, Virginia 23219



                          Re: DOMINION RESOURCES, INC.

            7.40 % Series D Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

            7.82 % Series E Remarketable Notes Due September 15, 2014
                     (Remarketing Date: September 15, 2004)

        Floating Rate Series F Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

                               September __, 2000



Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
         as Representatives for the Underwriters listed on Schedule II to the Underwriting Agreement

Banc of America Securities LLC
100 North Tryon Street - Capital Markets Division
Charlotte, North Carolina  28255
Mail Code:  NC1-007-07-01

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

                  We have acted as special tax counsel for you in connection with arrangements for the issuance by Dominion Resources, Inc. (the Company) of up to U.S. $200,000,000 aggregate principal amount of its 7.40 % Series
D Remarketable Notes Due September 16, 2012, up to U.S. $250,000,000 aggregate principal amount of its 7.82 % Series E Remarketable Notes Due September 15, 2014, and up to U.S. $250,000,000 aggregate principal amount of its Floating Rate Series F Remarketable Notes Due September 16, 2012 (collectively, the Remarketable Notes) and under and pursuant to a Senior Indenture dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented by a First Supplemental Indenture dated as of June 1, 2000, a Second Supplemental Indenture dated as of July 1, 2000, a Third Supplemental Indenture, dated as of July 1, 2000, a Fourth Supplemental Indenture dated as of September 1, 2000, a Fifth Supplemental Indenture dated as of September 1, 2000, and a Sixth Supplemental Indenture dated as of September 1, 2000 (collectively, the Indenture), and the offering of the Remarketable Notes by you pursuant to an Underwriting Agreement dated September 6, 2000, by and between you and the Company (the Underwriting Agreement). All terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  We have examined originals, or copies certified to our satisfaction of such corporate records of the Company, indentures, agreements and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed necessary as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

                  We note that we were not involved in the preparation of the Registration Statement or the Prospectus initially filed as part thereof, and that the Incorporated Documents were prepared and filed by the Company without our participation. We have, however, participated in conferences with counsel for and representatives of the Company in connection with the preparation of the Prospectus Supplement, and we have reviewed the Incorporated Documents and such of the corporate records of the Company as we deemed advisable. We have also reviewed or participated in the preparation of the Underwriting Agreement, the Indenture, the Remarketing Agreement and certain documents, agreements and certificates related thereto.

                  In addition, we attended the closing held today at the offices of McGuireWoods LLP, One James Center, Richmond, Virginia, at which the Company satisfied the conditions contained in Section 7 of the Underwriting Agreement that are required to be satisfied as of the Closing Date.

                  Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information, covenants and representations set forth in the Registration Statement, the Prospectus, the Prospectus Supplement and those other documents referred to hereinabove as well as the statements and representations made by officers of the Company. Our opinion is also given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents. We also have assumed that the transactions related to the issuance, redemption or remarketing of the
Remarketable Notes will be consummated in the manner contemplated by the Registration Statement, the Prospectus, Prospectus Supplement and the other documents referred to hereinabove.

                  In rendering our opinion, we have considered the current provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, judicial decisions and Internal Revenue Service rulings, all of which are subject to change, which changes may be retroactively applied. A change in the authorities upon which our opinion is based could affect our conclusions. There can be no assurance, moreover, that any of the opinions expressed herein will be accepted by the Internal Revenue Service, or, if challenged, by a court.

                  Based solely upon the foregoing, we are of the opinion that under current United States federal income tax law, although the discussion set forth in the Prospectus Supplement under the heading "CERTAIN UNITED STATES
FEDERAL INCOME TAX CONSIDERATIONS" does not purport to discuss all possible United States federal income tax consequences of the Remarketable Notes, such discussion constitutes an accurate summary of the matters discussed therein in all material respects.

                  Except as set forth above, we express no opinion to any party as to the tax consequences, whether federal, state, local, or foreign, of the issuance, redemption or remarketing of the Remarketable Notes or of any transaction related to or contemplated by such issuance, redemption or remarketing. This opinion is furnished to you solely for the benefit of the Underwriters in connection with the offering of the Remarketable Notes and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our express written permission. We do not purport to express an opinion on any laws other than those of the United States of America. This opinion is expressed as of the date hereof, unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.


                                                     Very truly yours,

                                                     MAYS & VALENTINE, L.L.P.

                                  SCHEDULE VII


                          PROPOSED FORM OF TAX OPINION

                                       OF

                                MCGUIREWOODS LLP
                                One James Center
                              901 East Cary Street
                            Richmond, Virginia 23219



                          Re: DOMINION RESOURCES, INC.

            7.40 % Series D Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)

            7.82 % Series E Remarketable Notes Due September 15, 2014
                     (Remarketing Date: September 15, 2004)

        Floating Rate Series F Remarketable Notes Due September 16, 2012
                     (Remarketing Date: September 16, 2002)


                               September __, 2000



Banc of America Securities LLC
Morgan Stanley & Co. Incorporated
         as Representatives for the Underwriters
         listed on Schedule II to the Underwriting Agreement

Banc of America Securities LLC
100 North Tryon Street - Capital Markets Division
Charlotte, North Carolina 28255
Mail Code:  NC1-007-07-01

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York  10036

Ladies and Gentlemen:

                  The arrangements for issuance of up to U.S. $200,000,000 aggregate principal amount of its 7.40 % Series D Remarketable Notes Due September 16, 2012, up to U.S. $250,000,000 aggregate principal amount of its
7.82 % Series E Remarketable Notes Due September 15, 2014, and up to U.S. $250,000,000 aggregate principal amount of its Floating Rate Series F

                                     VII-1

Remarketable Notes Due September 16, 2012 (collectively, the Remarketable Notes), of Dominion Resources, Inc. (the Company) under a Senior Indenture dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (the Trustee), as supplemented by a First Supplemental Indenture dated as of June 1, 2000, a Second Supplemental Indenture dated as of July 1, 2000, a Third Supplemental Indenture, dated as of July 1, 2000, a Fourth Supplemental Indenture dated as of September 1, 2000, a Fifth Supplemental Indenture dated as of September 1, 2000, and a Sixth Supplemental Indenture dated as of September 1, 2000 (collectively, the Indenture), and pursuant to an Underwriting Agreement dated September 6, 2000, by and between the Company and the Underwriters listed on Schedule II as attached thereto (the Underwriting Agreement), have been taken under our supervision as special tax counsel for the Company. Terms not otherwise defined herein have the meanings set forth in the Underwriting Agreement.

                  We have examined originals, or copies certified to our satisfaction, of such corporate records of the Company, indentures, agreements, and other instruments, certificates of public officials, certificates of officers and representatives of the Company and of the Trustee, and other documents, as we have deemed necessary to require as a basis for the opinions hereinafter expressed. As to various questions of fact material to such opinions, we have, when relevant facts were not independently established, relied upon certifications by officers of the Company, the Trustee and other appropriate persons and statements contained in the Registration Statement hereinafter mentioned. All legal proceedings taken as of the date hereof in connection with the transactions contemplated by the Underwriting Agreement have been satisfactory to us.

                  Our opinion is conditioned on, among other things, the initial and continuing accuracy of the facts, information, covenants and representations set forth in the Registration Statement, the Prospectus, the Prospectus Supplement and those other documents referred to hereinabove as well as the statements and representations made by officers of the Company. Our opinion is also given on the basis that any statement contained in an Incorporated Document shall be deemed not to be contained in the Registration Statement or Prospectus if the statement has been modified or superseded by any statement in a subsequently filed Incorporated Document or in the Registration Statement or Prospectus. In our examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as certified or photostatic copies and the authenticity of the originals of such documents. We also have assumed that the transactions related to the issuance, redemption or remarketing of the
Remarketable Notes will be consummated in the manner contemplated by the Registration Statement, the Prospectus, Prospectus Supplement and the other documents referred to hereinabove.

                  In rendering our opinion, we have considered the current provisions of the Internal Revenue Code of 1986, as amended, Treasury regulations promulgated thereunder, judicial decisions and Internal Revenue Service rulings, all of which are subject to change, which changes may be retroactively applied. A change in the authorities upon which our opinion is based could affect our conclusions. There can be no assurance, moreover, that any of the opinions expressed herein will be accepted by the Internal Revenue Service, or, if challenged, by a court.


                                     VII-2

                  Based solely upon the foregoing, we are of the opinion that under current United States federal income tax law, although the discussion set forth in the Prospectus Supplement under the heading "CERTAIN UNITED STATES
FEDERAL INCOME TAX CONSIDERATIONS" does not purport to discuss all possible United States federal income tax consequences of the Remarketable Notes, such discussion constitutes an accurate summary of the matters discussed therein in all material respects.

                  Except as set forth above, we express no opinion to any party as to the tax consequences, whether federal, state, local, or foreign, of the issuance, redemption or remarketing of the Remarketable Notes or of any transaction related to or contemplated by such issuance, redemption or remarketing. This opinion is furnished to you solely for the benefit of the Underwriters in connection with the offering of the Remarketable Notes and is not to be used, circulated, quoted or otherwise referred to for any other purpose or relied upon by any other person without our express written permission. We do not purport to express an opinion on any laws other than those of the United States of America. This opinion is expressed as of the date hereof, unless otherwise expressly stated, and we disclaim any undertaking to advise you of any subsequent changes of the facts stated or assumed herein or any subsequent changes in applicable law.


                                                     Very truly yours,

                                                     MCGUIREWOODS LLP


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